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                                                                EXHIBIT 10.01.02

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

          THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (the "Amendment") is made as of November 27, 2002 by and among HEIDRICK & STRUGGLES INTERNATIONAL, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"), under that certain Credit Agreement dated as of December 28, 2001 by and among the Borrower, the financial institutions party thereto, and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 9.02 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

          WHEREAS, the Borrower, the requisite number of Lenders under Section
9.02 of the Credit Agreement, and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

          1. Amendments to the Credit Agreement. Effective as of November 27, 2002 and subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement is hereby amended as follows:

     1.1. The definition of "Designated Charges" appearing in Article I of the Credit Agreement is amended by deleting the reference to "$80,000,000" appearing therein and substituting "$105,000,000" in lieu thereof.

     1.2. Section 6.12.5 of the Credit Agreement is amended and restated to read as set forth below:

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              SECTION 6.12.5. Minimum Tangible Net Worth. The Borrower will at all times maintain Consolidated Tangible Net Worth of not less than the sum of (i) $120,000,000, plus (ii) 50% of Consolidated Net Income earned in each fiscal year beginning with the fiscal year ending on and after December 31, 2002 (without deduction for losses), plus 75% of Net Cash Proceeds received by the Borrower or any Subsidiary.

          2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (a) duly executed signature pages to this Amendment from the Borrower, the requisite number of Lenders under Section 9.02 of the Credit Agreement, and the Administrative Agent and (b) for the ratable account of each Lender party hereto, an amendment fee in an amount equal to 0.05% of such Lender's Commitment.

          3.  Representations and Warranties of the Borrower.

          (a) The Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

          (b) Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date) and (ii) certifies to the Lenders and the Administrative Agent that no Default or Event of Default has occurred and is continuing.

          4.  References to the Credit Agreement.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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          5.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                        HEIDRICK & STRUGGLES
                                        INTERNATIONAL, INC., as the Borrower

                                        By: /s/ Kenneth J. Ashley
                                            --------------------------------
                                        Name: Kenneth J. Ashley
                                        Title: Treasurer

                                        JPMORGAN CHASE BANK, individually
                                        and as Administrative Agent

                                        By: /s/ Angela Rokkos
                                            --------------------------------
                                        Name: Angela Rokkos
                                        Title: VP

                                        LASALLE BANK NATIONAL
                                        ASSOCIATION

                                        By: /s/ Amy B. Yore
                                            --------------------------------
                                        Name:  Amy B. Yore
                                        Title: Commercial Banking Officer

                                        THE NORTHERN TRUST COMPANY

                                        By: /s/ Michele D. Loftus
                                            --------------------------------
                                        Name: MICHELE D. LOFTUS
                                        Title: VICE PRESIDENT